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                                                                   EXHIBIT 10.49


THIS WARRANT, THE SHARES OF SERIES C PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SHARES OF SERIES C PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE SECURITIES ACT.



                          Banyan Systems Incorporated
                         Series C Convertible Preferred
                             Stock Purchase Warrant
                             Expiring March 5, 2005


          Banyan Systems Incorporated (the "Company"), a Massachusetts corporation, for value received, hereby certifies that HarbourVest Venture Partners V-Direct Fund L.P., or registered assigns, is entitled to purchase from the Company 65,790 duly authorized, validly issued, fully paid and nonassessable shares of Series C Convertible Preferred Stock, par value $.01 per share, of the Company (the "Warrant Shares") at an exercise price per share of $50.00 (as adjusted as provided herein, the "Exercise Price"), at any time or from time to time prior to 5 P.M., New York City time, on March 5, 2005, all subject to the terms, conditions and adjustments set forth below in this Warrant, provided
                                                                   --------
that, notwithstanding anything contained herein to the contrary, if the Series C Preferred Stock is automatically converted into Common Stock of the Company pursuant to Section 3(b) of the Certificate of Vote of Directors Establishing a Class or Series of Stock, then this Warrant shall be exercisable for such number of shares of Common Stock of the Company deliverable upon the conversion of the Series C Preferred Stock issuable upon exercise of this Warrant immediately prior to such automatic conversion, at an exercise price equal to the then Series C Convertible Preferred Stock Conversion Price (as such number of shares of Common Stock of the Company and such exercise price may be further adjusted for stock splits, subdivisions or combinations) and thereafter all references in this Warrant to"Warrant Shares" and "Series C Preferred Stock" shall mean such shares of Common Stock of the Company.
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          Section 1.     Exercise of Warrants.
                         --------------------

          (a) Upon the terms and subject to the conditions set forth in this Warrant, each holder of Warrants shall have the right, which may be exercised until 5:00 p.m., New York City time, on March 5, 2005 (the "Expiration Time"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive upon exercise of this Warrant and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to the Expiration Time shall be deemed automatically exercised in accordance with the last sentence of the following paragraph (even if the form of election to purchase attached hereto is not delivered) immediately prior to such Expiration Time.

          (b) Warrants may be exercised upon surrender to the Company of this Warrant with the form of election to purchase attached hereto duly filed in and signed and upon payment to the Company of the Exercise Price for each of the Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made at the principal offices of the Company by certified or official bank check to the order of the Company. In lieu of exercising any Warrant by paying in full the Exercise Price plus transfer taxes (if applicable pursuant to Section 2), if any, the holder may, from time to time, convert such Warrant, in whole or in part, into such number of Warrant Shares determined by dividing (a) the aggregate Current Market Value
                                          -
of the number of Warrant Shares represented by such Warrant, minus the sum of the aggregate Exercise Price for such Warrant Shares plus transfer taxes, if any, by (b) the Current Market Value of one Warrant Share (such conversion, a
         -
"Cashless Exercise").

          Current Market Value at any date means:
          --------------------

           (i) if the Company's Common Stock is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as determined in good faith by the Company's Board of Directors, upon review of the relevant facts,

          (ii) if the Company's Common Stock is registered under the Ex change Act, the product of (A) the number of shares of the Company's Common Stock
                          -
     issuable upon conversion of one Warrant Share times (B) the average of the
                                                          -
     daily closing sale prices (or if sale prices are not available, bid prices) for each business day during the period commencing 10 business days before the date one day prior to the exercise date and ending on the date one day prior to date of exercise.

          (c) Subject to the provisions of Section 2 hereof, upon such surrender of Warrants and (other than in a Cashless Exercise) payment of the Exercise

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Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 1(e); provided, however,
                                                              --------  -------
that if any consolidation, merger, transfer or lease of assets is proposed to be effected by the Company as described in Section 5 hereof, or a tender offer or an exchange offer for Warrant Shares shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than three business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence and/or any other consideration to be issued to such Warrant holder pursuant to Section 5 hereof together with cash as provided in Section 1(e). Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and (other than in a Cashless Exercise) payment of the Exercise Price.

          (d) The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part, and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable upon such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this
Section 1.

          (e) The Company shall not be required to issue fractional Warrant Shares upon the exercise of Warrants. In lieu of any fractional Warrant Share, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

          (f) Until the exercise of this Warrant, the registered holder of this Warrant shall not have any rights by virtue hereof as a stockholder of the Company.

          Section 2.     Payment of Taxes.  The Company will pay all
                         ----------------
documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be
                               --------  -------
required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant surrendered upon the exercise of such Warrant, and the Company shall not be required to issue or deliver such Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


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          Section 3.     Mutilated or Missing Warrant.  Upon receipt by the
                         ----------------------------
Company of evidence and indemnity satisfactory to it of the loss, theft, destruction or mutilation of, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver in lieu of this Warrant a new Warrant of the same series and of like tenor of this Warrant.

          Section 4.     Reservation of Warrant Shares and Conversion Shares.
                         ---------------------------------------------------

          (a) The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Series C Preferred Stock or its authorized and issued Series C Preferred Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Series C Preferred Stock which may then be deliverable upon the exercise of all outstanding Warrants. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and the issuance thereof, be fully paid, nonassessable, free of preemptive rights, free from all taxes (subject to Section 2 hereof) and free from all liens, charges and security interests, created by or through the Company, with respect to the issue thereof. Notwithstanding anything to the contrary contained herein, this warrant shall not be exercised until July 30, 1998.

          (b) At all times after July 30, 1998, the Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Common Stock upon conversion of Series C Preferred Stock issued or issuable upon exercise of Warrants, the maximum number of shares of Common Stock (the "Conversion Shares") which may then be deliverable upon the conversion of all Series C Preferred Stock issuable upon exercise of all outstanding Warrants. The Company covenants that all Conversion Shares which may be issued thereof, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests, created by or through the Company, with respect to the issue thereof.

          Section 5.     Reorganization of the Company.  If the Company
                         -----------------------------
consolidates or mergers with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant (and, if the holder so elects, if the holder had exercised the Warrant and converted the Warrant Shares issuable upon exercise of such Warrant) immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the cor-

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poration formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter a Warrant Agreement (in form and substance satisfactory to holders of two-thirds of the outstanding shares of Series C Preferred Stock as determined in accordance with Paragraph 5) so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 5.

          Section 6.     Changes Affecting the Series C Preferred Stock.  The
                         ----------------------------------------------
Company shall not, without the written consent of the holders of two-thirds of the outstanding shares of Series C Preferred Stock, issue any shares of Series C Preferred Stock except upon the exercise of Warrants. The Company shall not, without the written consent of the holders of two-thirds of the outstanding shares of Series C Preferred Stock, split, subdivide, combine or reclassify the Series C Preferred Stock or change, in any manner adverse to any holder of Series C Preferred Stock, any pro vision of the Articles of Organization of the Company relating to the designations, preferences, powers, rights and privileges of the Series C Preferred Stock. For purposes of the preceding sentences and Paragraph 5, holders of outstanding Warrants shall be deemed to hold the shares of Series C Preferred Stock issuable under such Warrants. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall (with the consent referred to above) split, subdivide or combine the Series C Preferred Stock into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of the securities as to which purchase rights under this Warrant exist shall be increased or decreased proportionately in accordance with such split subdivision or combination.

          Section 7.     Adjustments to Conversion Price.  If any one or more
                         -------------------------------
events specified in Section 3 of the Certificate of Vote of Directors Establishing a Class or Series of Stock of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of the Corporation which would give rise to an adjustment of the Series C Preferred Conversion Price (as defined in such Certificate of Vote of Directors Establishing a Class or Series of Stock) of the Series C Preferred Stock shall occur, the Series C Preferred Conversion Price of the shares of Series C Preferred Stock issued upon the exercise thereafter of any Warrant shall be adjusted retroactively to reflect the adjustment as if such shares of Series C Preferred Stock had been outstanding at the time of such event or events.

          Section 8.     Governing Law.  THIS WARRANT SHALL BE DEEMED TO BE A
                         -------------
CONTRACT MADE UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF MASSACHUSETTS.

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

          IN WITNESS WHEREOF, Banyan Systems Incorporated has caused this Warrant to be duly executed, as of March 5, 1998.

                              BANYAN SYSTEMS INCORPORATED


                              By:    /s/ Richard M. Spaulding
                                 -------------------------------------
                                    Name:  Richard M. Spaulding
                                    Title: Vice President, Chief Financial
                                           Officer, Treasurer and Secretary

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

                          Form of Election to Purchase

                   (To be Executed Upon Exercise of Warrant)


          The undersigned hereby irrevocably elects to exercise Warrants containing the right to receive ____ shares of Series C Preferred Stock and herewith (check item) tenders payment for such shares to the order of Banyan Systems Incorporated in the amount of ______ per share of Series C Preferred Stock in accordance with the terms hereof, as follows:

          ____      $_____ by certified or official bank check to the order of
Banyan Systems Incorporated; or

          ____      $_____ by surrender of Warrant Shares having a Current
Market Value (as defined in the Warrant Agreement) of $_______.

          The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is_____________________, and that such shares be delivered to __________________, whose address is ____________________.

          If said numbers of shares is less than all of the shares of Series C Preferred Stock purchasable under the Warrant, the undersigned requests that a new Warrant representing the remaining balance of such Warrants be registered in the name of _______________, whose address is_____________________, and that such shares be delivered to __________________, whose address is
____________________.


Date:_____________       Your Signature:__________________________

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